UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest
event reported) March 1, 2015

SQUARE 1 FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36372	20-1872698
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

406 Blackwell Street, Suite 240, Durham, North Carolina 27701

(Address of principal executive offices and zip code)

(866) 355-0468

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On March 1, 2015, Square 1 Financial, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with PacWest Bancorp, a Delaware corporation (the “PacWest”), pursuant to which the Company will merge (the “Merger”) with and into PacWest, with PacWest as the surviving corporation (the “Merger”). The Merger Agreement also provides that immediately after the Merger, Square 1 Bank, a de novo North Carolina commercial bank and a wholly owned subsidiary of the Company, will merge with and into Pacific Western Bank, a California state-chartered bank and wholly owned subsidiary of PacWest (“PWB”), with PWB as the surviving bank.

Subject to the terms and conditions of the Merger Agreement, upon consummation of the Merger, each outstanding share of the Company’s common stock, par value $0.01 per share (“Company Common Stock”), excluding certain specified shares, will be converted into the right to receive 0.5997 of a share of PacWest common stock, par value $0.01 per share (“PacWest Common Stock”) (the “Merger Consideration”).

In addition, each outstanding option to acquire shares of Company Common Stock issued under the Company’s stock plan, whether vested or unvested, will be cancelled and will entitle the holder of such option to receive an amount in cash equal to the product of (i) the total number of shares of Company Common Stock subject to such option and (ii) the excess, if any, of (A) the product of (1) the average closing price of shares of PacWest Common Stock over a 15-trading day period described in the Merger Agreement (the “PacWest Average Closing Price”) and (2) 0.5997 over (B) the exercise price per share of Company Common Stock underlying such option, less any applicable taxes to be withheld with respect to such payment.  Each outstanding restricted stock unit issued under the Company’s stock plan, whether vested or unvested, will be cancelled and will entitle the holder to receive an amount in cash equal to the product of (i) the number of shares of Company Common Stock subject to such restricted stock unit award and (ii) the product of (A) the PacWest Average Closing Price and (B) 0.5997.

The Company and PacWest have made customary representations, warranties and covenants in the Merger Agreement for a transaction of this nature.  Subject to certain exceptions, each of the Company and PacWest have agreed, among other things, to covenants relating to (i) the conduct of its business during the interim period between the execution of the Merger Agreement and the consummation of the Merger and (ii) the use of reasonable best efforts to obtain governmental and regulatory approvals.  In addition, the Company has agreed, among other things, to covenants relating to (i) obligations to facilitate the Company’s stockholders’ consideration of, and voting upon, the adoption of the Merger Agreement and certain related matters as applicable, (ii) the recommendations by the board of directors of the Company in favor of the adoption by the Company’s stockholders of the Merger Agreement and certain related matters as applicable and (iii) non-solicitation obligations relating to alternative business combination transactions.

Completion of the Merger is subject to certain customary conditions, including (i) approval by the Company’s stockholders, (ii) the absence of any governmental order or law prohibiting the consummation of the Merger and (iii) effectiveness of the registration statement for the PacWest Common Stock to be issued as consideration in the Merger.  The obligation of each party to consummate the Merger is also conditioned upon (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement, (iii) receipt by such party of a tax opinion to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and (iv) the absence of a material adverse effect with respect to the other party since the date of the Merger Agreement.  The obligation of PacWest to consummate the Merger is also conditioned upon (i) the adjusted stockholders’ equity of the Company being in excess of a specified level, (ii) the receipt of certain required regulatory approvals and such approvals not containing materially burdensome regulatory conditions and (iii) the receipt by PacWest of a certificate as to certain tax matters.  The obligation of the Company to consummate the Merger is also conditioned upon the receipt of certain required regulatory approvals.

The Merger Agreement contains certain termination rights for both the Company and PacWest, including if (i) the Merger is not consummated by March 31, 2016 (the “End Date”), (ii) the necessary regulatory approvals are denied, (iii) the approval of the Company’s stockholders is not obtained, or (iv) there has been a breach by the other party that is not cured such that the applicable closing conditions are not satisfied.  In addition, in certain circumstances, PacWest may terminate the Merger Agreement prior to the Company’s stockholder approval of the Merger in the event that (A) the Company materially breaches its non-solicitation obligations relating to alternative business combination transactions, (B) the Company’s board withdraws or adversely modifies its recommendation to stockholders or fails to affirm its recommendation within the required time period after an acquisition proposal is made, or (C) the Company’s board recommends a tender offer or fails to recommend against such tender offer within 10 business days after commencement thereof.  The Merger Agreement also provides that the Company will be obligated to pay a termination fee of $32.5 million to PacWest if the Merger Agreement (i) is terminated by PacWest in the circumstances described in the preceding sentence, or (ii) (A) if an acquisition proposal is made to the Company or to its stockholders publicly, (B) the Merger Agreement is terminated for failure to consummate the Merger by the End Date without the approval of the Company’s stockholders being obtained or for failure to obtain the approval of the Company’s stockholders, and (C) the Company enters into a definitive agreement with respect to or consummates certain acquisition proposals within 12 months of termination of the Merger Agreement.

Pursuant to the Merger Agreement, effective immediately following the effective time of the Merger, the number of members of the PacWest Board of Directors will be increased by one, which vacancy will be filled by a current director of the Company selected by the Company and reasonably acceptable to PacWest.

In connection with the execution of the Merger Agreement, PacWest entered into voting agreements with Patriot Financial Partners L.P., Castle Creek Capital Partners IV L.P., Endicott Opportunity Partners III L.P. and Northaven Management, Inc. (and certain affiliates thereof), as stockholders of the Company. The voting agreements generally require such stockholders to vote all of their shares of Company Common Stock in favor of adoption of the Merger Agreement and certain related matters as applicable and against alternative transactions and generally prohibit them from transferring their shares, subject to certain exceptions. The voting agreements will terminate in certain circumstances, including upon the consummation of the Merger or the termination of the Merger Agreement in accordance with its terms.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement attached hereto as Exhibit 2.1, which is incorporated by reference herein.

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors and security holders with information regarding the terms of the Merger Agreement and the voting agreements.  The Merger Agreement and the above description are not intended to provide any other factual information about the Company, PacWest, or their respective subsidiaries or affiliates.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them rather than establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, PacWest, or any of their respective subsidiaries, affiliates or businesses.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or PacWest.  Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about the Company or PacWest and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the SEC.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2015, the board of directors of the Company approved amendments to the employment agreements with Patrick Oakes and Gregory Thompson.  The amendments update each executive’s  employment agreement to reflect a current annual base salary of $260,000 for Mr. Oakes and $250,000 for Mr. Thompson, and each executive’s current annual target cash bonus opportunity of not less than 80% of annual base salary.  The amendments also contain provisions relating to the evaluation of any obligations related to Section 280G of the Internal Revenue Code.

Forward-Looking Statements

This communication contains certain forward-looking information about the Company, PacWest and the combined company after the close of the transaction that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company, PacWest and the combined company. Forward-looking statements speak only as of the date they are made and we assume no duty to update such statements. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. In addition to factors previously disclosed in reports filed by the Company and PacWest with the SEC, risks and uncertainties for each institution and the combined institution include, but are not limited to: lower than expected revenues; credit quality deterioration or a reduction in real estate values could cause an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the ability to complete the proposed transaction, including obtaining regulatory approvals and approval by the stockholders of the Company, or any future transaction, successfully integrate such acquired entities, or achieve expected beneficial synergies and/or operating efficiencies, in each case within expected time-frames or at all; regulatory approvals may not be received on expected timeframes or at all; the possibility that personnel changes will not proceed as planned; the possibility that the cost of additional capital may be more than expected; the possibility that a change in the interest rate environment may reduce net interest margins; asset/liability re-pricing risks and liquidity risks; pending legal matters may take longer or cost more to resolve or may be resolved adversely; general economic conditions, either nationally or in the market areas in which the entities operate or anticipate doing business, are less favorable than expected; and environmental conditions, including natural disasters, may disrupt business, impede operations, or negatively impact the values of collateral securing loans.

Additional Information About the Proposed Transaction and Where to Find It

Investors and security holders are urged to carefully review and consider each of PacWest’s and the Company’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q.  The documents filed by the Company with the SEC may be obtained free of charge at the Company’s website at www.square1financial.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from the Company by requesting them in writing to Square 1 Financial, Inc., 406 Blackwell Street, Suite 240, Durham, NC 27701; Attention: Investor Relations, or by telephone at (866) 355-0468.  The documents filed by PacWest with the SEC may be obtained free of charge at PacWest’s website at

www.pacwestbancorp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from PacWest by requesting them in writing to PacWest Bancorp, c/o Pacific Western Bank, 130 S. State College Boulevard, Brea, CA 92821; Attention: Investor Relations, by telephone at (714) 671-6800 or via e-mail to investor-relations@pacwestbancorp.com.

PacWest intends to file a registration statement with the SEC which will include a proxy statement of the Company and a prospectus of PacWest, and each party will file other documents regarding the proposed transaction with the SEC.  Before making any voting or investment decision, investors and security holders of the Company are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction.  A definitive proxy statement/prospectus will be sent to the stockholders of the Company seeking any required stockholder approvals.  Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus free of charge from the SEC’s website or from PacWest or the Company by writing to the addresses provided for each company set forth in the paragraphs above.

The Company, PacWest, their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in favor of the approval of the transaction.  Information about the directors and executive officers of the Company and their ownership of Company common stock is set forth in the proxy statement for the Company’s 2014 annual meeting of stockholders, as previously filed with the SEC.  Information about the directors and executive officers of PacWest and their ownership of PacWest common stock is set forth in the proxy statement for PacWest’s 2014 annual meeting of stockholders, as previously filed with the SEC.  Stockholders may obtain additional information regarding the interests of such participants by reading the registration statement and the proxy statement/prospectus when they become available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated March 1, 2015, between PacWest and the Company.*

*Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SQUARE 1 FINANCIAL, INC.

	By	/s/ Douglas H. Bowers
	Name:	Douglas H. Bowers
	Title:	President and Chief Executive Officer

Date: March 5, 2015

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated March 1, 2015, between PacWest and the Company.